                                                                    EXHIBIT 99.1

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Directors of
MBR Technologies, Inc.

     We have audited the accompanying balance sheet of MBR Technologies, Inc., a California Corporation, as of March 31, 1999, the related statements of operations, shareholders' equity and cash flows from inception (April 23, 1998) through March 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MBR Technologies Inc. as of March 31, 1999, and the results of its operations and cash flows from inception (April 23, 1998) through March 31, 1999, in conformity with generally accepted accounting principles.

/s/ SWENSON ADVISORS, LLP
----------------------------
SWENSON ADVISORS, LLP

Temecula, California
September 29, 1999

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

                             MBR TECHNOLOGIES, INC.

                                 BALANCE SHEETS

                                                              MARCH 31,
                                                                 1999
                                                              ----------

ASSETS
Current assets:
  Cash and cash equivalents.................................  $   63,055
  Accounts receivable.......................................      94,918
  Deposits and prepaid assets...............................      21,831
                                                              ----------
       Total current assets.................................     179,804
                                                              ----------
Property, equipment and software:
  Software..................................................     262,722
  Furniture and fixtures....................................      55,722
  Computers and equipment...................................     114,868
  Leasehold improvements....................................       9,772
                                                              ----------
                                                                 443,084
Less: accumulated depreciation..............................     (17,118)
                                                              ----------
  Net property and equipment................................     425,966
                                                              ----------
Other assets:
  Other assets..............................................       4,044
                                                              ----------
       Total assets.........................................  $  609,814
                                                              ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued liabilities..................  $   45,553
  Other current liabilities.................................      13,001
  Current portion of notes payable to related parties.......     299,136
  Current portion of capital lease obligations..............      30,342
  Deferred revenue..........................................      22,912
                                                              ----------
       Total current liabilities............................     410,944
                                                              ----------
Long term liabilities:
  Capital lease obligations, net of current portion.........      52,443
                                                              ----------
       Total liabilities....................................     463,387
                                                              ----------
Shareholders' equity:
  Common stock, no par value; authorized 10,000,000 shares;
     Issued and outstanding 1,020,000 shares................   1,020,000
  Accumulated deficit.......................................    (873,573)
                                                              ----------
       Total shareholders' equity...........................     146,427
                                                              ----------
       Total liabilities and shareholders' equity...........  $  609,814
                                                              ==========

See Accompanying Notes to Financial Statements.

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

                             MBR TECHNOLOGIES, INC.

                            STATEMENTS OF OPERATIONS

                                                               FROM INCEPTION
                                                              (APRIL 23, 1998)
                                                                  THROUGH
                                                               MARCH 31, 1999
                                                              ----------------

Revenue.....................................................     $  267,825
Operating expenses:
  Salary expenses and related employee benefits.............        248,859
  Research and development..................................        300,873
  Amortization of software costs............................        337,278
  Selling, general and administrative.......................        137,087
  Professional fees and outside services....................         92,710
  Amortization and depreciation.............................         17,568
                                                                 ----------
       Total operating expenses.............................      1,134,375
                                                                 ----------
Operating loss..............................................       (866,550)
Interest income.............................................            278
                                                                 ----------
Loss before interest and taxes..............................       (866,272)
  Interest expense..........................................          6,501
  Income tax provision......................................            800
                                                                 ----------
Net loss....................................................     $ (873,573)
                                                                 ==========

See Accompanying Notes to Financial Statements.


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

                             MBR TECHNOLOGIES, INC.

                       STATEMENT OF SHAREHOLDERS' EQUITY
             FROM INCEPTION (APRIL 23, 1998) THROUGH MARCH 31, 1999

                                                                COMMON       RETAINED
                                                                STOCK        DEFICIT
                                                              ----------    ---------
BALANCE, April 23, 1998.....................................  $       --    $      --
Net loss....................................................          --     (873,573)
Sale of common stock........................................   1,020,000           --
                                                              ----------    ---------
BALANCE, March 31, 1999.....................................  $1,020,000    $(873,573)
                                                              ==========    =========

See Accompanying Notes to Financial Statements.


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

                             MBR TECHNOLOGIES, INC.

                            STATEMENTS OF CASH FLOWS

                                                               FROM INCEPTION
                                                              (APRIL 23, 1998)
                                                                  THROUGH
                                                               MARCH 31, 1999
                                                              ----------------

Cash flows from operating activities:
  Net loss..................................................      $(873,573)
  Adjustments used in operating activities:
     Depreciation and amortization..........................         17,568
     Amortization of software costs.........................        337,278
     Related party equity exchanges.........................        237,040
     Change in notes payable to related parties.............          4,136
     Changes in assets and liabilities:
       Increase in accounts receivable......................        (94,918)
       Increase in deposits and prepaid expenses............        (21,831)
       Increase in organization costs.......................         (4,494)
       Increase in accounts payable and accrued
          liabilities.......................................         45,553
       Increase in other current liabilities................         13,001
       Increase in deferred revenue.........................         22,912
                                                                  ---------
          Net cash used in operating activities.............       (317,328)
Cash flows from investing activities:
  Purchase of property and equipment........................        (82,472)
                                                                  ---------
          Net cash used in investing activities.............        (82,472)
Cash flows from financing activities:
  Proceeds from common stock................................        173,501
  Borrowings from related parties...........................        295,000
  Payments on capital lease obligations.....................         (5,646)
                                                                  ---------
          Net cash provided by financing activities.........        462,855
                                                                  ---------
Increase in cash............................................         63,055
Cash, beginning of period...................................              0
                                                                  ---------
Cash, end of period.........................................      $  63,055
                                                                  =========
Supplemental Disclosure of Cash flow Information:
  Cash paid for interest....................................      $   2,364
                                                                  =========

     See Notes 4 and 6 for supplemental cash flow disclosures.

See Accompanying Notes to Financial Statements.

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

                             MBR TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

     MBR Technologies, Inc. (the "Company") was incorporated in California on April 23, 1998. The Company develops, publishes, markets, and distributes middleware solutions for enterprise software platforms. The Company's products are designed to reduce the cost of ownership and maintenance of the PeopleSoft and CSS/Horizon (ADP) environments. In addition to product sales the Company also provides annual maintenance for their software and related consulting services. The Company markets its software through several channels, including: direct sales, software showcase conferences, joint marketing relationships and value added resellers (VARs).

NOTE 2 -- LIQUIDITY AND BUSINESS RISK

     The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has an accumulated deficit of $873,573 and negative working capital of $231,140 as of March 31, 1999. The Company's ability to continue business in its present form is subject to a variety of factors, which include, among other things, the Company's ability to raise working capital and to generate profitable operations. In the opinion of management, the Company will be able to improve its profitability and raise adequate capital to meet its current working capital requirements.

     The Company is subject to a number of risks associated with companies at a similar stage of development including; the need for funding its operations and growth, marketplace acceptance, competition, technological obsolescence, and the retention and reliance on key personnel.

NOTE 3 -- SIGNIFICANT ACCOUNTING POLICIES

     Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cash and Cash Equivalents -- The Company considers all unrestricted highly liquid investments purchased with maturity of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value.

     Revenue Recognition -- Revenue from training and consulting fees is recognized when earned. Revenues from product sales and support fees are recognized in accordance with the provisions outlined in the AICPA SOP 97-2. Deferred revenue represents certain post contract customer support recognized on a monthly basis.

     Property and Equipment -- Property and equipment is stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight line method for all assets based on

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                             MBR TECHNOLOGIES, INC.

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

estimated useful lives of the assets, which range from three to seven years for furniture and equipment, and fifteen years for leasehold improvements.

     Software Costs -- Software costs related to the acquisition of the Stat! software have been capitalized and amortized over the useful life of the software, estimated to be twenty months. For the year ended March 31, 1999, $337,278 of these costs have been amortized.

     Income Taxes -- For the year ended March 31, 1999, there was no federal tax liability for financial statement or tax bases. The minimum franchise tax of

NOTE 4 -- RELATED PARTIES

     During the year ended March 31, 1999, the Secretary and Chief Financial Officer of the Company loaned $195,000 and $100,000, respectively, to the Company to be used for operating and investing activities. The loans are due and payable no later than September 30, 1999, and interest accrues at a rate of 5% per annum. The Company has obtained a waiver until December 31, 1999. For the year ended March 31, 1999, $4,136 of interest was accrued on these notes.

     During the year ended March 31, 1999, certain related parties received stock in exchange for goods and services. The Chief Executive Officer and Chief Operations Officer of the Company received 350,000 and 300,000 shares, respectively, in exchange for rights to software and related consulting for the product. The Chief Financial Officer received approximately 118,100 shares for consulting and certain equipment.

NOTE 5 -- COMMON STOCK AND CAPITAL FUNDING

     The Company has one class of common stock. There are no preferences related to dividends, voting rights or dissolution. During the year ended March 31, 1999, $173,501 new cash was received for common stock sold to related and unrelated parties. (See Note 4)

NOTE 6 -- COMMITMENTS AND CONTINGENCIES

     Operating Leases -- The Company leases office space under an operating lease agreement with monthly rent of $8,192; which increases to a maximum of $9,558 in 2003. Rent expense under this lease totaled $24,685 for the year ended March 31, 1999.

     The Company also entered into an operating equipment lease at March 31 that expires in December 2001.

     Future minimum lease payments under these operating leases are as follows:

2000......................................................  $104,294
2001......................................................   108,390
2002......................................................   112,487
2003......................................................   116,583
                                                            --------
                                                            $441,754
                                                            ========

     Capital Leases -- The Company has entered into certain capital leases. Interest accrues on each of these leases at a rate of 10% annually. Lease terms range from 36 to 48 months.

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
                             MBR TECHNOLOGIES, INC.

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Future lease payments under capital leases are as follows:

2000......................................................  $ 41,160
2001......................................................    41,160
2002......................................................    38,476
2003......................................................     8,293
                                                            --------
                                                            $129,089
                                                            ========

NOTE 7 -- 401(K)PLAN

     The Company provides a tax qualified section 401(k) plan for the benefit of eligible employees. In accordance with Plan guidelines, contributions by the employer are discretionary. During the year ended March 31, 1999, the Company contributed $8,546 to the Plan. No contributions were payable at the end of the fiscal year. The Company paid $1,700 in administrative costs for the Plan.

     Contributions made by the Company vest based on the employee's years of service. Vesting begins after two years of service in 20% annual increments until the employee is 100% vested after six years.

NOTE 8 -- STOCK OPTION PLAN

     In June 1999, the Company adopted the Fiscal Year 2000 Equity Incentive Plan (2000 Plan.) Under the 1999 Plan, a maximum of 200,000 shares of Common Stock have been reserved for issuance of options. Options under the 1999 Plan may be granted at exercise prices determined by the Board of Directors, provided that the exercise prices shall not be less than 85% of the fair market of the common stock. The options vest over three years at 33.3% a year commencing on the grant date. The term of the options are not to exceed 10 years. There were no options granted under this Plan as of March 31, 1999. Approximately 11,500 options were granted after March 31, 1999 through September 29, 1999.

NOTE 9 -- YEAR 2000 ISSUE (UNAUDITED)

     Like other organizations and individuals around the world, the Company could be adversely affected if the computer systems it uses and those used by the Company's major customers and vendors do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Management is assessing its computer systems and the systems compliance issues of its major service providers. Based on information available to management, the Company's major customers and vendors are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient, and the failure of a timely completion of all necessary procedures could have a material adverse effect on the Company's operations. Management will continue to monitor the status of, and its exposure to, this issue.

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